ASSIGNMENT AND LICENSES OF INTANGIBLE ASSETS

      This Agreement, dated as of this 14th day of May, 1999, is made and entered into by and among Lithia Motors, Inc., an Oregon corporation ("Lithia"), W. Douglas Moreland ("Moreland"), the other individuals who, together with Moreland, are identified on Exhibit A attached hereto as the "Dealer Managers" and the entities identified on Exhibit A attached hereto as the "Licensed Dealerships."


                                   RECITALS

      A. Pursuant to certain Agreements and Plans of Reorganization dated as of January 1, 1999 (the "Reorganization Agreements"), Lithia directly or through wholly-owned subsidiaries is acquiring certain automobile and light truck dealerships (the "Acquired Dealerships").

      B. The Dealer Managers (including Moreland) have demonstrated expertise in the industry, knowledge of the operation of automobile and light-truck dealerships and a close and continuing relationship with the manufacturers who provide the new automobiles and light-trucks sold at the Acquired Dealerships. The Dealer Managers have entered into franchise agreements with such manufacturers (the "Manufacturer's Agreements"). The Manufacturer's Agreements are contracts between each manufacturer and the Dealer Managers at that Acquired Dealership. In entering into each of the Manufacturer's Agreements, the manufacturer relied upon the expertise and knowledge and the manufacturer's relationship with the Dealer Managers. The Acquired Dealerships are parties to these agreements merely in order to permit them to sell and service the automobiles and light-trucks. The expertise and knowledge of the Dealer Managers, their relationships with the manufacturers and the Manufacturer's Agreements are referred to herein as the "Supplier-Based Intangible Assets."

      C. Moreland has developed certain trade names, trademarks, an advertising campaign design and a persona (including but not limited to all of such relating to "Dealing Doug") to establish customer relationships and market recognition (the "Customer-Based Intangible Assets"). Moreland has permitted the Acquired Dealerships and the Licensed Dealerships to use the Customer-Based Intangible Assets only because of his ownership interest in these entities. Moreland has not transferred to the Acquired Dealerships, the Licensed Dealerships or any other person or entity any ownership interest in or rights to the Customer-Based Intangible Assets. Moreland has retained all rights to the Customer-Based Intangible Assets.


                                  AGREEMENT

      Lithia,   Moreland,   the  other   Dealer   Managers  and  the  Licensed
Dealerships therefore do hereby agree as follows:

SECTION 1.  ASSIGNMENT OF INTANGIBLE ASSETS

      1.1 Assignment of Supplier-Based Intangible Assets. The Dealer Managers (including Moreland) do hereby assign to Lithia all right, title and interest in all of the Supplier-Based Intangible Assets. Without in any way limiting the foregoing, the Dealer Managers also agree to enter into new Manufacturer's Agreements in connection with the ownership and operation by Lithia or its affiliated entities of the automobile and light-truck dealerships heretofore owned and operated by the Acquired Dealerships. This obligation of a Dealer Manager shall continue for so long as he may be requested to do so by Lithia provided that this obligation shall not extend beyond a reasonable time after any termination of his employment (for whatever reason) with Lithia or its affiliated entities.

      1.2 Assignment of Customer-Based Intangible Assets. Moreland does hereby assign to Lithia all right, title and interest in all of the
Customer-Based Intangible Assets including all inventions, patent rights, copyrights, trade secrets, know-how, designs, plans, photographs, audio tapes, video tapes, drawings, sketches, advertising copy and advertising campaign designs relating thereto. Without in any way limiting the foregoing, it is understood and agreed that such assets will include the right to use Moreland's name, likeness, voice, background information and public persona as well as photographs of Moreland, audio tapes containing Moreland's voice and film and video tapes of Moreland. Nothing contained in this Agreement shall require Moreland to render any services to Lithia in respect of the Customer-Based Intangible Assets.

SECTION 2.  CONSIDERATION TO BE PAID FOR ASSIGNMENT OF INTANGIBLE ASSETS

      In exchange for the assignment to it of the Supplier-Based Intangible Assets pursuant to Section 1.1 and of the Customer-Based Intangible Assets pursuant to Section 1.2, Lithia agrees to pay to Moreland and to each of the other Dealer Managers the amounts set forth on Exhibit B attached hereto. Such payments shall be made on the date of this Agreement by wire transfer in accordance with such written instructions as Moreland and each of the other Dealer Managers have given to Lithia. It is understood and agreed by the parties that such payment is made solely for the assignment to Lithia of the intangible assets as provided in Section 1 of this Agreement and is not made in connection with any services performed by or to be performed by any of the Dealer Managers. Although this Agreement is entered into in connection with the Reorganization Agreements and is conditioned upon the closing and effectiveness of the transactions contemplated therein, the payments set forth in this Section 2 are not made in connection with the transfer of ownership interests as provided for in the Reorganization Agreements and was independently negotiated by Lithia with the Dealer Managers. Each of the parties hereto, agrees to treat and report such payments in accordance with the foregoing in all financial statements, tax returns and other filings.

SECTION 3.  LICENSES OF CUSTOMER-BASED INTANGIBLE ASSETS

      3.1 Initial Grant of License to Licensed Dealerships. Lithia hereby grants to each of the Licensed Dealerships a non-exclusive, royalty-free right and license to use the Customer-Based Intangible Assets in connection with the Licensed Dealership's Licensed Activities (as defined in paragraph
(a) of Section 3.3 below) within its Market Territory (as defined in paragraph (b) of Section 3.3 below). Subject to the following, the licenses granted pursuant to this Section 3.1 shall be perpetual:

            (a) Notwithstanding the foregoing, Lithia, in its sole discretion, may terminate the license of any Licensed Dealership upon written notice if Moreland ceases, for any reason, to be an employee of Lithia or any of its affiliated entities; provided that this paragraph shall not:

                  (1) apply at any time to the Licensed Dealership in Avondale, Arizona referred to on Exhibit A or any successor to such dealership in the same Market Territory ("Avondale"); or

                  (2) apply to any Licensed Dealership prior to the expiration of Lithia's option to purchase and/or right of first refusal rights with respect to the purchase of such Licensed Dealership under a Dealer Option Agreement dated as of January 1, 1999.

            (b) The licenses granted by Lithia pursuant to this Section 3.1 shall be personal to the Licensed Dealerships and may not be assigned, in whole or in part, by it to any other person. If Moreland ceases, for any reason, to be the Majority Owner (as defined in paragraph (c) of Section 3.3 below) of a Licensed Dealership, the license granted pursuant to this Section 3.1 shall immediately terminate without any need for notice from Lithia.

If the license granted pursuant to this Section 3.1 to a Licensed Dealership is terminated for any reason, such Licensed Dealership will have no further right or license to use the Customer-Base Intangible Assets except for Transitional Rights (as defined in paragraph (e) of Section 3.3, below) or unless there is a future grant of a license to such Licensed Dealership pursuant to Section 3.2 below.

      3.2 Possible Grant of License to Continue Use. If the license granted to a Licensed Dealership pursuant to Section 3.1 has been or could be terminated by Lithia pursuant to paragraph (a) of such section and Lithia has Ceased to Use (as such term is defined in paragraph (d) of Section 3.3 below) the Customer-Based Intangible Assets within any portion of a Licensed Dealership's Market Territory, Lithia will automatically be deemed to have granted to that Licensed Dealership a non-exclusive, royalty-free right and license to use the Customer-Based Intangible Assets (notwithstanding the occurrence of the condition set forth in paragraph (a) of Section 3.1) in connection with the Licensed Dealership's Licensed Activities within that Market Territory. The license granted under this Section 3.2 shall be perpetual. Notwithstanding the foregoing, any license granted by Lithia pursuant to this Section 3.2 shall be personal to the Licensed Dealership to whom such license is granted and may not be assigned, in whole or in part, by it to any other person. If Moreland ceases, for any reason, to be the Majority Owner (as defined in Section 3.3 below) of such Licensed Dealership, the license granted pursuant to this Section 3.2 shall immediately terminate without any need for notice from Lithia. If any license granted pursuant to this Section 3.2 is terminated for any reason, such Licensed Dealership will have no further right or license to use the Customer-Based Intangible Assets except for Transitional Rights (as defined in paragraph (e) of Section 3.3, below).

      3.3 Definitions in Connection with Licenses. For the purposes of this Section 3, the following terms shall have the meanings indicated:

            (a) The "Licensed Activities" for a Licensed Dealership shall mean those businesses in which such Licensed Dealership is engaged as of the date of this Agreement and other related businesses.

            (b) The "Market Territory" for a Licensed Dealership shall mean a territory within 100 miles of such Licensed Dealership's current location. A Licensed Dealership shall not be in violation of this Agreement if an advertisement or other promotional material intended primarily for the Market Territory appears outside the Market Territory because the media in which it is placed are distributed outside the Market Territory. Nothing contained herein or in the Reorganization Agreement shall restrict Moreland's right to relocate a Licensed Dealership within the same Market Territory.

            (c) Moreland shall be deemed to be the "Majority Owner" of a Licensed Dealership if he controls a majority of each class of stock or other units of ownership in the Licensed Dealership. For that purpose, Moreland shall be deemed to control any ownership interest in a Licensed Dealership owned by him, his spouse, any descendant (by blood or adoption) of his or his spouse, the spouse or ex-spouse of any such descendant, any trust of which any or all of the foregoing are the primary beneficiaries or any partnership, limited partnership, limited liability company or other entity owned solely by some or all of the foregoing.

            (d) Lithia shall be deemed to have "Ceased To Use" the Customer-Based Intangible Assets in the Licensed Dealership's Market Territory if Lithia (including any of the Acquired Dealerships and all other entities affiliated with Lithia) fails, for whatever reason, to use the Customer-Based Intangible Assets in any radio, television, print, or other advertising media in that Market Territory for a period of at least 18 consecutive months.

            (e) A Licensed Dealership's "Transitional Rights" shall mean the continued production, broadcasting or publication of advertisements utilizing the Customer-Based Intangible Assets under contracts exiting as of the earlier of the notice of termination of the license or the effective date of the termination of the license. The duration of such contracts shall not extend beyond the terms which are reasonable and customary in the industry and a Licensed Delaership shall not exercise any renewal rights or options to extend after such notice or termination.

SECTION 4.  COORDINATION OF MARKETING ACTIVITIES WITH LICENSEES

      During any period in which one or more Licensed Dealerships has a license to use the Customer-Based Intangible Assets which has not been terminated and Lithia continues to use the Customer-Based Intangible Assets, Lithia and each such Licensed Dealership shall coordinate their marketing activities to the extent that those activities utilize any or all of the Customer-Based Intangible Assets and involve marketing activities by Lithia in the Market Territory of one or more of such Licensed Dealerships or involve marketing activities by one or more Licensed Dealerships. Such coordination may include collaborative design of advertising, joint purchase of advertising time or print space, coordinated promotional activities and the sharing of the costs of such marketing activities in proportion to the benefits received by each party.

SECTION 5.  MISCELLANEOUS

      5.1   Notices.  All notices and other communications hereunder shall be
(i) in writing, dated with the current date of such notice, and signed by the party giving such notice, and (ii) mailed, postpaid, registered or certified, return receipt requested, addressed to the party to be notified, or delivered by personal delivery or by overnight courier. Notice shall be deemed given when received by the party to be notified or when the party to be notified refuses to accept delivery of the notice. The initial addresses of the parties shall be as set forth on Exhibit A. The parties hereto shall have the right from time to time to change their respective addresses by written notice to the other parties.

      5.2 Successors and Assigns. Lithia may assign its rights under this agreement to any wholly-owned subsidiary or any other entity controlled by Lithia. However, any such Assignment by Lithia will not, without the consent of the other parties, relieve Lithia of its obligations hereunder. No party to this Agreement may otherwise assign his or its rights hereunder, either in whole or in part, without the prior written consent of Lithia, which consent may be withheld by Lithia in its sole discretion. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of, and be enforceable by each of the parties and their respective heirs, personal representatives, successors and assigns.

      5.3 Entire Agreement. The entire agreement between the parties pertaining to the ownership or use of the Supplier-Based Intangible Assets or the Customer-Based Intangible Assets is contained herein and supersedes and replaces all other agreements between the parties pertaining to such subject matter.

      5.4   Modification.  No  amendment,   modification  or  change  to  this
Agreement shall be valid unless in writing and duly executed by the party to be charged therewith.

      5.5 Governing Law. This Agreement will be interpreted, construed, and enforced in accordance with the laws of the State of Oregon without reference to its choice of law rules, except to the extent preempted by the laws of the United States of America.

      5.6 Arbitration. Any and all disputes arising from or pertaining to this Agreement or the interpretation or enforcement thereof, shall be resolved by binding arbitration in Reno, Nevada. The arbitration shall be conducted by an independent and neutral arbiter, mutually agreed upon by the parties. If the parties fail to agree on the selection of an arbiter within 30 days after any party requests arbitration, the arbiter shall be appointed, upon petition by either party, by the American Arbitration Association in Reno, Nevada. The fees and expenses of the arbiter shall be shared equally by the parties. The decision of the arbiter shall be final and binding and judgment thereon may be entered into any court of competent jurisdiction.



      5.7 Attorneys' Fees. In the event any arbitration proceedings are commenced under this Agreement, the prevailing party shall be entitled to their reasonable attorneys' fees and costs as may be awarded by the court or arbitrator in such proceeding and in any appeal therefrom.

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed effective as of the date written above.


                                        LITHIA MOTORS, INC.

                                        By:  /s/ Bryan B. DeBoer
                                             -------------------------------
                                             Bryan B. DeBoer, Vice President


                                        W. DOUGLAS MORELAND

                                        /s/ W. Douglas Moreland
                                        ----------------------------------


James Jannicelli                        Jerry Cash

/s/ James Jannicelli                    /s/ Jerry Cash
------------------------------          --------------------------------------


Alex Jannicelli                         G. Michael Downey

/s/ Alex Jannicelli                     /s/ G. Michael Downey
------------------------------          --------------------------------------


Avondale Automotive, Inc.               Grand Auto, Inc.


By:  /s/ W. Douglas Moreland            By:  /s/ W. Douglas Moreland
     -------------------------               ---------------------------------
Its: President                          Its: President


Skyline Automotive, Inc.                The Bill Berry Motor Company


By:  /s/ W. Douglas Moreland            By:  /s/ W. Douglas Moreland
     -------------------------               ---------------------------------
Its: President                          Its: President

                                 EXHIBIT A
                          Identification of Parties


LITHIA
            Lithia Motors, Inc.
            360 E. Jackson
            Medford, OR  97501
            Attn:  Sidney B. DeBoer

MORELAND

            W. Douglas Moreland
            2727 S. Havana
            Aurora, CO 80014

DEALER MANAGERS

            Alex Jannicelli
            1250 S. Nevada
            Colorado Springs, CO 80903

            James Jannicelli
            350 S. Havana
            Aurora, CO 80012

            Jerry Cash
            3835 S. College
            Fort Collins, CO 80525

            G. Michael Downey
            505 S. Havana
            Aurora, CO 80012

LICENSED DEALERSHIPS

            The Bill Berry Motor Company    Skyline Automotive, Inc.
            3151 E. Highway 50              2040 W. 104th Avenue
            Canon City, CO 81212            Thornton, CO 80345

            Avondale Automotive Inc.        North Avenue Auto, Inc.
            803 E. Van Buren                300 West Grand Avenue
            Avondale, AZ 85323              Elmhurst, IL 60126

            Grand Auto, Inc.
            2000 W. 104th Avenue
            Thornton, CO 80234

                                 EXHIBIT B
                  Allocation of Consideration Among Parties


      The   consideration  to  be  paid  by  Lithia  for  the   Supplier-Based
Intangible Assets and for the Customer-Based Intangible Assets shall be allocated among Moreland and the other Dealer Managers as follows:

            Name of Recipient                         Amount to be Paid

            W. Douglas Moreland                          $10,625,000

            Jerry Cash                                   $   641,250

            G. Michael Downey                            $   765,000

            Alex Jannicelli                              $   971,250

            James Jannicelli                             $   300,000





                                       8